LORD ABBETT AFFILIATED FUND, INC.

Supplement dated August 11, 2020 to the

Summary Prospectus dated March 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Walter H. Prahl, Partner and Director*	2013
Marc Pavese, Partner and Portfolio Manager	2013
Darnell C. Azeez, Portfolio Manager	2019
Servesh Tiwari, Portfolio Manager	2019

*Effective December 31, 2020, Mr. Prahl will retire from Lord Abbett and will no longer serve as a portfolio manager of the Fund.

Please retain this document for your future reference.